Exhibit 10.10

THIRD AMENDMENT TO ECONOMIC DEVELOPMENT AGREEMENT

This THIRD AMENDMENT TO ECONOMIC DEVELOPMENT AGREEMENT (the “Third Amendment”) dated as of March 5, 2024, by and among SUNSET AT BROKEN ARROW, LLC, a Colorado limited liability company (the “Developer”), BROKEN ARROW ECONOMIC DEVELOPMENT AUTHORITY an Oklahoma public trust (the “Authority”), and the CITY OF BROKEN ARROW, OKLAHOMA, a municipal corporation (the “City”), as beneficiary of the Authority.

WITNESSETH:

WHEREAS, the Developer, the Authority and the City entered into that certain Economic Development Agreement dated October 3, 2023 (the “Agreement”);

WHEREAS, the Developer, the Authority, and the City entered into a First Amendment dated January 31, 2024;

WHEREAS, the Developer the Authority, and the City entered into a Second Amendment dated February 20, 2024;

WHEREAS, pursuant to Section 4.1 of the Agreement, the parties agree that an addendum set forth in the Agreement is necessary;

WHEREAS, pursuant to Section 5.6 of the Agreement, the parties agree that an addendum set forth in the Agreement is necessary;

WHEREAS, pursuant to Section 5.7 of the Agreement, the parties agree that an addendum set forth in the Agreement is necessary.

NOW, THEREFORE, in consideration of the promises and mutual obligations herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby covenant and agree with each other as follows:

1.	AMENDMENT TO SECTION 4.1

The following shall be appended to Section 4.1 PROJECT SITE:

G.	The City, at its sole expense, shall extend or cause to be extended existing public utilities, water and sanitary sewer, to the property boundaries of the Project Site.

H.	The City shall clear or cause the site to be cleared of vegetation, including trees and shrubs, prior to selling the property to Developer. The burning of the waste material may continue beyond the closing date of the purchase and sale of a portion of the Project Site from the City to Developer but must cease before the start of construction.

I.	The City shall construct or cause to be constructed the “shared” detention facility. The City shall retain ownership and, thereafter, operate and maintain the “shared” detention facility after construction. The City shall be responsible for its cost of the “shared” facility based upon the percentage of impervious area owned by the City contributing to the influent flow into the facility.

2.	AMENDMENT TO SECTION 5.6

The following shall be appended to Section 5.6 PUBLIC SAFETY DESIGN AND OPERATION REQUIREMENTS:

J.	The Developer, at its sole expense, shall extend or cause to be extended new public utilities, water and sanitary sewer, from the property boundaries of the Project Site. The Developer, at its sole expense, shall be responsible for all service connections.

K. The Developer shall reimburse the City $75,000 for the work identified in Section 4.1.H. The City shall invoice the Developer for said work by submitting the request for payment to the Developer’s General Contractor.

L.	The Developer shall be responsible for its cost of the “shared” facility based upon the percentage of impervious area owned by the Developer contributing to the influent flow into the facility. The City shall invoice the Developer for said cost share by submitting the request for payment to the Developer’s General Contractor.

3.	AMENDMENT TO SECTION 5.7

The following shall be appended to Section 5.7 TRAFFIC CONTROL AND PARKING DESIGN AND OPERATION REQUIREMENTS:

H.	Developer shall provide one (1) Security Officer per 250 vehicles as counted within all venue parking lots on-site or off-site.

All other provisions of Section 4.1., Section 5.6, and Section 5.7 shall remain in full force and effect.

4.	NO OTHER AMENDMENTS.

All other provisions of the Agreement, except as amended herein, shall remain in full force and effect and are hereby ratified in all respects. In the event of any inconsistency between the terms and conditions of this Third Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

5.	BINDING EFFECT.

This Third Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

6.	COUNTERPARTS.

The parties may execute this Third Amendment in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same instrument.

7.	FACSIMILE AND ELECTRONIC SIGNATURE.

This Third Amendment may be executed by facsimile signatures transmitted by electronic mail or any other electronic signature platform and any such executed versions shall be binding upon the parties hereto as if the signatures were originally executed.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, the Developer has caused this Third Amendment to be duly executed and delivered as of the date first above written.

SUNSET AT BROKEN ARROW, LLC,
an Oklahoma limited liability company

By:	/s/ JW Roth	3/4/2024
Name:	JW Roth
Title:	Manager

IN WITNESS WHEREOF, the Authority has caused this Third Amendment to be duly executed and delivered as of the date first above written.

BROKEN ARROW ECONOMIC
DEVELOPMENT AUTHORITY,
an Oklahoma public trust

(SEAL)	By:	/s/ Debra Wimpee	3/4/2024
	Name:	Debra Wimpee
ATTEST:	Title:	Chairman

By:	/s/ Curtis Green	3/4/2024
Name:	Curtis Green
Title:	Secretary

/s/ Danny Littlefield	3/4/2024
Danny Littlefield
Deputy City Attorney

IN WITNESS WHEREOF, the City has caused this Third Amendment to be duly executed and delivered as of the date first above written.

CITY OF BROKEN ARROW, OKLAHOMA,
a municipal corporation

(SEAL)	By:	/s/ Debra Wimpee	3/4/2024
	Name:	Debra Wimpee
ATTEST:	Title:	Chairman

By:	/s/ Curtis Green	3/4/2024
Name:	Curtis Green
Title:	Secretary

/s/ Danny Littlefield	3/4/2024
Danny Littlefield
Deputy City Attorney

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